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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2000

                           Registrant, State of
                           Incorporation,                  I.R.S. Employer
Commission File Number     Address and Telephone Number    Identification Number
----------------------     ----------------------------    ---------------------
1-13895                    Conectiv                        51-0377417
                           (a Delaware Corporation)
                           800 King Street
                           P. O. Box 231
                           Wilmington, Delaware 19899
                           Telephone: (302) 429-3114





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Item 5.  Other Events

         On July 1, 2000, after receipt of regulatory approvals, certain electric generating assets of Conectiv's utility subsidiaries, Delmarva Power & Light Company ("DPL") and Atlantic City Electric Company ("ACE"), were transferred to other Conectiv affiliates. After the sale of certain other generating assets, the principal remaining businesses of DPL and ACE will be the provision of regulated electric transmission and distribution service and, in the case of DPL, regulated gas distribution service. The businesses of DPL and ACE will also include supplying electricity to customers who do not choose an alternative electricity supplier. After the sale of certain other generating assets, power purchased by DPL and ACE will be the source of the electricity supplied to these customers.

         Approximately 1,866 megawatts of net generating capacity was transferred to subsidiaries at net book value in exchange for common stock, followed by a declaration of a capital dividend of the subsidiaries' common stock to Conectiv by DPL and ACE. Conectiv has since contributed such common stock to a new Conectiv subsidiary holding company named Conectiv Energy Holding Company ("CEH"). CEH and its subsidiaries will be engaged in non-regulated electricity production and sales, energy trading and marketing. The ACE assets that were transferred will continue to be accounted for as part of the Atlantic Utility Group (as defined in the Restated Certificate of Incorporation of Conectiv).

         On June 28, 2000, Conectiv announced the sale of a portion of its district heating and cooling business to Sempra Energy Solutions, Inc. On July 10, 2000, Conectiv also announced the sale of a portion of Conectiv Services, Inc., its heating, ventilating and air conditioning business, to former owners of that business. Attached as Exhibit 99a and 99b, respectively, are press releases distributed in connection with those announcements.


Item 7.  Financial Statements, ProForma Financial Information and Exhibits

         See Exhibit Index filed herewith.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Conectiv


                                             By:  Philip S. Reese
                                                ------------------------------
                                                  Philip S. Reese
                                                  Vice President and Treasurer




Date:   July 10, 2000




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                                  Exhibit Index

         Exhibit No.

         99a Press Release dated June 28, 2000, distributed in connection with the sale of certain district heating and cooling assets to Sempra Energy Solutions, Inc.

         99b Press Release dated July 10, 2000, distributed in connection with the sale of certain portions of the heating, ventilating and air conditioning business of Conectiv Services, Inc.